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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)       DECEMBER 22, 1998
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                                NRG ENERGY, INC.

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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


      333-33397                                   41-1724239
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(Commission File Number)                (IRS Employer Identification No.)


1221 NICOLLET MALL,  SUITE 700                 MINNEAPOLIS, MN  55403
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code       612-373-5300
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         (Former name or former address, if changed since last report)



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ITEM 5.           OTHER EVENTS

On December 22, 1998, NRGenerating International B.V., a wholly-owned subsidiary of NRG Energy, Inc. (NRG), sold one-half of its 100% interest in Enfield Holdings B.V. (which owns a 50% interest in Enfield Energy Centre Ltd. (EECL)) to an affiliate of El Paso International Company for approximately $26.2 million, paid by delivery of a promissory note due January 26, 1999, resulting in an after-tax gain to NRG of approximately $16.6 million. NRG continues to hold a 25% interest in EECL

         Other details are contained in the news release attached as Exhibit 99.01.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

Exhibit
  No.       Description

 99.01      December 28, 1998 News Release from NRG


















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NRG Energy, Inc
                                      (a Delaware Corporation)



                                      By     /s/
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                                         Leonard A. Bluhm
                                         Executive Vice President and Chief
                                         Financial Officer
                                         (Principal Financial Officer)




Dated:  December 29, 1998